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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                             -----------------------

                        Date of Report: October 27, 2004

                                  PLEXUS CORP.
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             (Exact name of registrant as specified in its charter)

        Wisconsin                  000-14824                  39-1344447
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(State or other jurisdiction     (Commission               (I.R.S. Employer
    of incorporation)             File Number             Identification No.)

55 Jewelers Park Drive, Neenah, Wisconsin           54957-0156
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(Address of principal executive offices)            (Zip Code)



               Registrant's telephone number, including area code:
                                 (920) 722-3451

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 2.02. Results of Operations and Financial Condition.

On October 27, 2004, Plexus Corp. announced its results for the fourth quarter and fiscal year ended September 30, 2004. A copy of Plexus' related press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.

                                    * * * * *

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 27, 2004                     PLEXUS CORP.
                                            (Registrant)

                                            By: /s/ F. Gordon Bitter
                                                --------------------------------
                                                F. Gordon Bitter
                                                Chief Financial Officer


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